UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2019

IHEARTMEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53354	26-0241222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20880 Stone Oak Parkway

San Antonio, Texas 78258

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Introductory Note

On May 1, 2019 (the “Effective Date”), iHeartMedia, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report certain events in connection with its emergence from Chapter 11 proceedings and the effectiveness of the Modified Fifth Amended Joint Chapter 11 Plan of Reorganization of the Company, iHeartCommunications, Inc. and certain of their direct and indirect domestic subsidiaries filed in the United States Bankruptcy Court for the Southern District of Texas, Houston Division.

This Amendment No. 1 to Form 8-K is being filed solely to supplement the Original Report to report certain additional events that occurred on the Effective Date and furnish the required pro forma financial information. The Original Report otherwise remains the same. No other information contained in any Item of the Original Report is being amended, updated or otherwise revised. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Original Report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Indemnification Agreements

In connection with the appointment of the new members of the board of directors of the Company on the Effective Date, each director entered into an indemnification agreement with the Company, effective as of the Effective Date. A copy of the form of Indemnification Agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Post-Emergence Incentive Equity Plan

On the Effective Date, the iHeartMedia, Inc. 2019 Equity Incentive Plan (the “Post-Emergence Equity Plan”) became effective. The Post-Emergence Equity Plan allows the Company to grant stock options and restricted stock units representing up to 12,770,387 shares of Class A common stock for key members of management and service providers and up to 1,596,298 for non-employee members of the board of directors. The amounts of Class A common stock reserved under the Post-Emergence Equity Plan equal 8% and 1%, respectively, of the Company’s fully-diluted and distributed shares of Class A common stock as of the Effective Date.

A copy of the Post-Emergence Equity Plan is attached hereto as Exhibit 10.2 and incorporated by reference herein. The description of the Post-Emergence Equity Plan included above does not purport to be complete and is qualified in its entirety by reference to the complete text of the Post-Emergence Equity Plan.

Copies of the forms of restricted stock unit award agreements and stock option award agreements for non-employee directors and employees to be used in connection with awards under the Post-Emergence Equity Plan are attached hereto as Exhibits 10.3 through 10.6 and incorporated by reference herein.

Employment Agreements

On the Effective Date, the Company entered into employment agreement amendments with each of Messrs. Pittman and Bressler (the “Employment Agreement Amendments”). The Employment Agreement Amendments extended the term of the original employment agreement to May 1, 2023, with automatic one-year extensions thereafter (the “Term”), unless either party elects not to extend the applicable employment agreement by giving at least 60 days’ advance written notice of nonrenewal to the other party.

Mr. Pittman’s Employment Agreement Amendment provides that, in addition to Mr. Pittman’s role as Chief Executive Officer of the Company, Mr. Pittman will also serve as Chairman of the Company’s board of directors. Mr. Bressler’s Employment Agreement Amendment provides that, in addition to Mr. Bressler’s roles as President, Chief Operating Officer and Chief Financial Officer of the Company, Mr. Bressler will also serve as a member of the board of directors.

The Employment Agreement Amendments provide that, during the Term, each of Messrs. Pittman and Bressler will receive an annual base salary in the amount of $1,500,000, and effective for calendar year 2019 and thereafter, each of Messrs. Pittman and Bressler shall have a target annual bonus opportunity of $3,400,000, with the actual amount of the annual bonus determined based on the achievement of reasonable performance goals; provided that the amount of the annual bonus shall be prorated for 2019. Performance objectives are expressed in terms of an annual operating performance measure based on OIBDAN (the “OIBDAN target”). The Company defines OIBDAN as Consolidated operating income adjusted to exclude restructuring and reorganization expenses included within Direct operating expenses, Selling, General and Administrative expenses, and Corporate expenses and non-cash compensation expenses, included within Corporate expenses, as well as the following line items presented in its Statement of Comprehensive Loss: Depreciation and amortization; Impairment charges; and Other operating income (expense), net. The Company uses OIBDAN to measure performance for compensation of executives and other members of management. The OIBDAN target for calendar year 2019 is consistent with the OIBDAN target for calendar year 2019 contained in the Company’s five-year plan. The OIBDAN target for subsequent calendar years shall be consistent with such annual targets under the Company’s business plan for such calendar years. The applicable payouts with respect to OIBDAN performance for 2019 are as follows:

OIBDAN Achievement	Percentage of Target Bonus Earned
Less than 90% of OIBDAN target	0%

90% - less than 95% of OIBDAN target	0-25%, determined on a straight line interpolation basis

95% -less than 97.5% of OIBDAN target	25-100%, determined on a straight line interpolation basis

97.5% - less than 102.5% of OIBDAN target	100%

102.5% - less than 105% of OIBDAN target	100-150%, determined on a straight line interpolation basis

105% - less than 110% of OIBDAN target	150-200%, determined on a straight line interpolation basis

110% or more than OIBDAN target	200%

A copy of the Employment Agreement Amendments for each of Messrs. Pittman and Bressler are attached hereto as Exhibits 10.7 and 10.8, respectively, and are incorporated by reference herein. The description of Employment Agreement Amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of the Employment Agreement Amendments.

Item 7.01 Regulation FD Disclosure.

In the Original Report, the Company disclosed that it anticipated that its Class A common stock would be quoted on the OTC Pink Market under the symbol “IHRT.” On May 6, 2019, the Company received confirmation that its Class A common stock will be quoted on the OTC Pink Market; however, the trading symbol will be “IHTM.”

The information set forth in this Item 7.01 is being furnished hereby and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filings. The filing of this Item 7.01 shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following unaudited pro forma information of the Company giving effect to the Separation is being furnished herewith as Exhibit 99.1 and is incorporated by reference herein:

•	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2019; and

•	Unaudited pro forma condensed consolidated statements of operation for the three months ended March 31, 2019 and the years ended December 31, 2018, 2017 and 2016.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Indemnification Agreement, between iHeartMedia, Inc. and its directors.

10.2	iHeartMedia, Inc. 2019 Equity Incentive Plan.

10.3	Form of Non-Employee Director Restricted Stock Unit Award Agreement.

10.4	Form of Non-Employee Director Non-Qualified Stock Option Award Agreement.

10.5	Form of Employee Restricted Stock Unit Award Agreement.

10.6	Form of Employee Non-Qualified Stock Option Award Agreement.

10.7	Amendment to the Amended and Restated Employment Agreement, dated as of May 1, 2019, between iHeartMedia Inc. and Robert W. Pittman.

10.8	Amendment to the Employment Agreement Amendment, dated as of May 1, 2019, between iHeartMedia Inc. and Richard J. Bressler.

99.1	Unaudited pro forma condensed consolidated balance sheet of iHeartMedia, Inc. as of March 31, 2019 and unaudited pro forma condensed consolidated statements of operation of iHeartMedia, Inc. for the three months ended March 31, 2019 and the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA, INC.

Date: May 7, 2019	By:	/s/ Scott D. Hamilton
Scott D. Hamilton
Senior Vice President, Chief Accounting Officer and Assistant Secretary